UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2009
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) On June 23, 2009, the Board of Directors of Tollgrade Communications, Inc. (the “Company”) voted to increase the size of the Board of Directors from seven to eight members and unanimously appointed Edward H. Kennedy to fill the newly-created vacancy. Under the terms of the Company’s Amended and Restated Articles of Incorporation (“Articles”), any increase in the number of directors must be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Accordingly, the Board determined to appoint Mr. Kennedy to the class whose term expires at the 2010 Annual Meeting of Shareholders. Pursuant to the terms of an amendment to the Articles approved by our shareholders at the 2007 Annual Meeting of Shareholders, the classification of our Board of Directors is in the process of being phased out. Beginning with the 2010 Annual Meeting of Shareholders all directors will be elected annually.
     At the time of his appointment to the Board of Directors, Mr. Kennedy was not appointed to any committees of the Board.
     Mr. Kennedy qualifies as an “independent director” as that term is defined by Rule 4200 of the Nasdaq listing standards. With Mr. Kennedy’s appointment, the number of independent directors on the Board has been increased from six to seven. The only member of the Board who is not independent is Joseph A. Ferrara, the Company’s Chairman, President and Chief Executive Officer.
     Mr. Kennedy was promised a grant, to be made at the next regularly scheduled meeting of the Compensation Committee, of 35,000 non-qualified stock options under the Company’s 2006 Long-Term Incentive Compensation Plan. Otherwise, Mr. Kennedy will be entitled to receive fees for his service in accordance with the programs made available to the Company’s outside directors.
     The Company issued a press release dated June 24, 2009 announcing the appointment of Mr. Kennedy to the Board. A copy of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	The following have been filed as an exhibit to this Form 8-K:

Exhibit Number	Description

99.1*	Press Release dated June 24, 2009

*	Exhibit 99.1 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2009	TOLLGRADE COMMUNICATIONS, INC.
	By:	/s/ Sara M. Antol
Sara M. Antol
Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated June 24, 2009